Exhibit 99.2

Viveve, Inc.

Condensed Financial Statements

(unaudited)

____________

as of June 30, 2014 and December 31, 2013, for the three

and six months ended June 30, 2013 and 2014

Viveve, Inc.

____________

C o n t e n t s

Page(s)

Condensed Financial Statements:

Condensed Balance Sheets as of December 31, 2013 and June 30, 2014 (unaudited)	1

Condensed Statements of Operations for the three and six months ended June 30, 2013 and 2014 (unaudited)	2

Condensed Statements of Cash Flows for the six months ended June 30, 2013 and 2014 (unaudited)	3

Notes to Condensed Financial Statements (unaudited)	4-26

Viveve, Inc.

Condensed Balance Sheets

____________

	December 31, 2013	June 30, 2014
	(1)	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$430,107	$218,648
Inventory	228,163	188,293
Prepaids and other current assets	308,183	322,967
Total current assets	966,453	729,908
Property and equipment, net	127,524	204,699
Other assets	43,783	29,897
Total assets	$1,137,760	$964,504
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable	$967,315	$1,204,603
Accrued liabilities	516,152	796,518
Note payable	1,463,244	1,468,763
Related party convertible bridge notes	4,875,000	6,125,000
Total current liabilities	7,821,711	9,594,884
Preferred stock warrant liabilities	623,672	580,186
Total liabilities	8,445,383	10,175,070
Commitments and contingences (Note 6)
Stockholders’ deficit:
Series A convertible preferred stock: par value $0.001,
24,543,626 shares authorized, 23,863,302
shares issued and outstanding as of December 31, 2013
and June 30, 2014
(Liquidation value of $14,556,614)	23,863	23,863
Series B convertible preferred stock: par value $0.001,
227,000,000 shares authorized, 171,199,348
issued and outstanding as of December 31, 2013
and June 30, 2014
(Liquidation value of $8,559,967)	171,199	171,199
Common stock: par value $0.001,
612,000,000 shares authorized, 6,555,305
shares issued and outstanding as of December 31, 2013
and June 30, 2014	6,556	6,556
Additional paid-in capital	22,395,684	22,425,981
Accumulated deficit	(29,904,925)	(31,838,165)
Total stockholders’ deficit	(7,307,623)	(9,210,566)
Total liabilities and stockholders’ deficit	$1,137,760	$964,504

(1) The balance sheet as of December 31, 2013 has been derived from the audited financial statements as of that date.

The accompanying notes are an integral part of these condensed financial statements.

Viveve, Inc.

Condensed Statements of Operations

(unaudited)

____________

	For the		For the
	Three Months ended June 30,		Six Months ended June 30,
	2013	2014	2013	2014

Revenue	$4,610	$-	$143,050	$47,295
Cost of revenue	4,195	3,279	109,035	25,351
Gross profit	415	(3,279)	34,015	21,944

Operating expenses
Research and development	237,684	194,275	451,342	368,050
General and administrative	766,315	780,213	1,985,422	1,296,338
Total operating expenses	1,003,999	974,488	2,436,764	1,664,388
Loss from operations	(1,003,584)	(977,767)	(2,402,749)	(1,642,444)
Interest income	1	2	3	4
Interest expense	(101,830)	(175,935)	(177,653)	(334,286)
Other income (expense), net	(3,213)	22,002	19,943	43,486
Net loss	$(1,108,626)	$(1,131,698)	$(2,560,456)	$(1,933,240)

The accompanying notes are an integral part of these condensed financial statements.

Viveve, Inc.

Condensed Statements of Cash Flows

(unaudited)

____________

	For the
	Six Months ended June 30,
	2013	2014

Cash flows from operating activities:
Net loss	$(2,560,456)	$(1,933,240)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	24,008	29,184
Stock-based compensation expense	49,716	30,297
Revaluation of warrant liability	(19,943)	(43,486)
Noncash interest expense	106,139	264,376
Changes in assets and liabilities:
Accounts receivable	849	-
Inventory	(351)	39,870
Prepaid and other current assets	(200,781)	(14,784)
Other noncurrent assets	13,886	13,886
Accounts payable	389,927	237,288
Accrued liabilities	183,102	21,509
Net cash used in operating activities	(2,013,904)	(1,355,100)

Cash flows from investing activities:
Purchase of property and equipment	(4,214)	(106,359)
Net cash used in investing activities	(4,214)	(106,359)

Cash flows from financing activities:
Proceeds from related party convertible bridge notes and warrants	2,000,000	1,250,000
Repayments of notes payable	(134,814)	-
Net cash provided by financing activities	1,865,186	1,250,000
Net increase (decrease) in cash and cash equivalents	(152,932)	(211,459)

Cash and cash equivalents
Beginning of period	448,754	430,107
End of period	$295,822	$218,648

Supplemental disclosure:
Cash paid for interest	$71,513	$69,910
Cash paid for income taxes	$800	$800

The accompanying notes are an integral part of these condensed financial statements.

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

1.	Formation and Business of the Company

Viveve, Inc. (the “Company”) was incorporated in the state of Delaware on September 21, 2005 for the purpose of the design, development, manufacture and marketing of medical devices for the non-invasive treatment of vaginal laxity.

The accompanying condensed financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred recurring losses and negative cash flows from operations since inception. The Company has not generated significant revenues and has funded its operating losses through the sale of preferred stock and the issuance of debt. The Company has a limited operating history and its prospects are subject to risks, expenses and uncertainties frequently encountered by companies in the industry. These risks include, but are not limited to, the uncertainty of availability of additional financing and the uncertainty of achieving future profitability. Management of the Company intends to raise additional funds through the issuance of equity securities. There can be no assurance that such financing will be available or on terms which are favorable to the Company. Failure to generate sufficient cash flows from operations, raise additional capital or reduce certain discretionary spending could have a material adverse effect on the Company’s ability to achieve its intended business objectives. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The condensed financial statements do not contain any adjustments that might result from the outcome of this uncertainty.

On May 9, 2014, the Company executed an Agreement and Plan of Merger (“Merger Agreement”) with PLC Systems, Inc., a Yukon Territory corporation (“PLC”), whereby PLC will spin-off its existing RenalGuard business into a private entity and the Company will merge into a Merger Sub (a wholly owned subsidiary of PLC). Concurrently, PLC will effect a name change to Viveve Medical, Inc., and expects to raise approximately $6 million in gross proceeds from a private financing involving current stockholders of the Company as well as current stockholders of PLC. The financing will include the conversion of $500,000 of convertible notes, $300,000 of which was raised in connection with the execution of the Merger Agreement. On May 29, 2014, the financing amount was further expanded to include an additional $750,000 in convertible notes. The notes accrue interest at 9% per annum and will convert into a subsequent equity financing, which the Company expects to complete in September 2014.

Completion of the merger is contingent upon the satisfaction of certain conditions included in the Merger Agreement as outlined in the Current Report on Form 8-K filed by PLC on May 14, 2014 with the U.S. Securities and Exchange Commission (“SEC”). These conditions include PLC shareholder approval of the merger, and related transactions, along with completion of the RenalGuard spin-off prior to closing. Final approval of the merger and the concurrent closing of the private financing are expected to occur in September 2014.

2.	Summary of Significant Accounting Policies

Basis of Presentation and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

2.	Summary of Significant Accounting Policies, continued

Basis of Presentation and Use of Estimates, continued

The accompanying unaudited condensed financial statements as of June 30, 2014 and for the three and six months ended June 30, 2013 and 2014, have been prepared in accordance with GAAP for interim financial information. Accordingly, they do not include all of the information and footnotes required by such accounting principles for annual financial statements. In the opinion of management all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of the financial statements have been included. The condensed results of operations for the three and six months ended June 30, 2014 are not necessarily indicative of results that may be expected for any other interim period or for the full fiscal year ending December 31, 2014 or any other future period. It is suggested that these condensed financial statements be read in conjunction with the Company’s financial statements and the notes thereto as of and for the years ended December 31, 2012 and 2013.

Reclassifications

Certain prior year financial statement amounts have been reclassified to conform to the current year’s presentation. These reclassifications had no impact on previously reported total assets, stockholders’ deficit or net loss.

Concentration of Credit Risk and Other Risks and Uncertainties

To achieve profitable operations, the Company must successfully develop, manufacture, and market its products. There can be no assurance that any such products can be developed or manufactured at an acceptable cost and with appropriate performance characteristics, or that such products will be successfully marketed. These factors could have a material adverse effect upon the Company’s financial results, financial position, and future cash flows.

The Company’s future products may require approval from the U.S. Food and Drug Administration or other international regulatory agencies prior to commencing commercial sales. There can be no assurance that the Company’s future products will receive any of these required approvals. If the Company was denied such approvals or such approvals were delayed, it would have a material adverse impact on the Company’s financial results, financial position and future cash flows.

The Company is subject to risks common to companies in the medical device industry including, but not limited to, new technological innovations, dependence on key personnel, protection of proprietary technology, compliance with government regulations, uncertainty of market acceptance of products, product liability, and the need to obtain additional financing. The Company’s ultimate success is dependent upon its ability to raise additional capital and to successfully develop and market its products.

During the six months ended June 30, 2013 and 2014, one and three customers accounted for 100% of the Company’s revenue, respectively.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

2.	Summary of Significant Accounting Policies, continued

Comprehensive Loss

Comprehensive loss is the changes in equity of an enterprise, except those resulting from stockholder transactions. Accordingly, comprehensive loss includes certain changes in equity that are excluded from net loss. For the six months ended June 30, 2013 and 2014, the Company’s comprehensive loss was the same as its net loss. There were no components of comprehensive loss for any of the periods presented.

3.	Fair Value Measurements

The Company recognizes and discloses the fair value of its assets and liabilities using a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Each level of input has different levels of subjectivity and difficulty involved in determining fair value.

Level 1

Inputs used to measure fair value are unadjusted quoted prices that are available in active markets for the identical assets or liabilities as of the reporting date. Therefore, determining fair value for Level 1 investments generally does not require significant judgment, and the estimation is not difficult.

Level 2

Pricing is provided by third party sources of market information obtained through investment advisors. The Company does not adjust for or apply any additional assumptions or estimates to the pricing information received from its advisors.

Level 3

Inputs used to measure fair value are unobservable inputs that are supported by little or no market activity and reflect the use of significant management judgment. These values are generally determined using pricing models for which the assumptions utilize management’s estimates of market participant assumptions. The determination of fair value for Level 3 instruments involves the most management judgment and subjectivity.

Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and considers factors specific to the asset or liability.

The Company’s Level 1 financial asset is a money market fund with a fair value that is based on quoted market prices. The money market fund is included in cash and cash equivalents on the Company’s balance sheet. The Company’s Level 3 liability consists of convertible preferred stock warrant liabilities. The valuation of the warrant liabilities is discussed in Note 8.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

3.	Fair Value Measurements, continued

The following tables set forth the Company’s financial instruments that were measured at fair value on a recurring basis as of December 31, 2013 and June 30, 2014 by level within the fair value hierarchy:

	Assets and Liabilities at Fair Value as of December 31, 2013
	Quoted prices in
	active markets	Significant	Significant
	for identical	other observable	unobservable
	assets	inputs	inputs
	Level 1	Level 2	Level 3	Total
Assets
Money market fund	$324	$-	$-	$324
Total assets	$324	$-	$-	$324
Liabilities
Preferred stock warrant liabilities	$-	$-	$623,672	$623,672
Total liabilities	$-	$-	$623,672	$623,672

	Assets and Liabilities at Fair Value as of June 30, 2014
	Quoted prices in
	active markets	Significant	Significant
	for identical	other observable	unobservable
	assets	inputs	inputs
	Level 1	Level 2	Level 3	Total
Assets
Money market fund	$235	$-	$-	$235
Total assets	$235	$-	$-	$235
Liabilities
Preferred stock warrant liabilities	$-	$-	$580,186	$580,186
Total liabilities	$-	$-	$580,186	$580,186

The change in the fair value of the preferred stock warrant liabilities is summarized below:

Fair value as of December 31, 2013	$623,672
Fair value of warrants issued	-
Change in fair value recorded in other income (expense), net	(21,484)
Fair value as of March 31, 2014	602,188
Fair value of warrants issued	-
Change in fair value recorded in other income (expense), net	(22,002)
Fair value as of June 30, 2014	$580,186

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

3.	Fair Value Measurements, continued

All assets and liabilities have been valued using a market approach, except for Level 3. The following table describes the valuation techniques used to calculate fair value for Level 3 liabilities. For Level 3 liabilities, the Company determines the fair value measurement valuation policies and procedures. Annually, the Board of Directors assess and approve the fair value measurement policies and procedures. At least annually, the Company determines if the current valuation techniques used in the fair value measurements are still appropriate and evaluates and adjusts the unobservable inputs used in the fair value measurements based on current market conditions and third-party information.

	Fair Value as of	Valuation	Unobservable	Range
	December 31, 2013	Techniques	Input	(Weighted-Average)

Preferred stock	$623,672	Black-Scholes	Preferred series
warrant liabilities		option pricing	prices	$0.04-$0.44 ($0.06)
model

			Volatility	70.62%-84.23% (76%)

	Fair Value as of	Valuation	Unobservable	Range
	June 30, 2014	Techniques	Input	(Weighted-Average)

Preferred stock	$580,186	Black-Scholes	Preferred series
warrant liabilities		option pricing	prices	$0.04-$0.44 ($0.06)
model

			Volatility	62.0%-78.98% (73%)

There were no changes in valuation technique from prior periods.

4.	Note Payable

In April 2012, the Company entered into a loan and security agreement for up to $2,135,159 in term loans. The full amount was drawn down in April 2012. In connection with the agreement, the Company issued a warrant to the lender to purchase a total of 73,770 shares of the Company’s Series A convertible preferred stock at $0.61 per share (Note 8). The borrowings were repayable in interest only payments until May 1, 2012 and then 30 equal installments of principal and interest at a rate of 9.5% per annum. An additional 4% of the principal or approximately $85,000 will be due as final payment at the end of the loan term. The Company recorded $21,081 and $7,745 as additional interest expense during the six months ended June 30, 2013 and 2014, respectively, related to the $85,000 payment. The Company will continue to accrue the balance of the $85,000 cash payment over the remaining term of the loan using the effective interest rate method. As of December 31, 2013 and June 30, 2014, $76,472 and $84,217 was recorded in accrued liabilities on the condensed balance sheets relating to this payment. The Company used these proceeds to pay off the existing loan with the financial institution. All borrowings under the agreement are collateralized by substantially all of the Company’s assets, including intellectual property. As of December 31, 2013 and June 30, 2014, the note payable had an outstanding balance of $1,471,798.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

4.	Note Payable, continued

In February 2013, the Company and lender amended the loan and security agreement to defer up to 3 months of principal payments contingent upon the receipt of bridge loan proceeds in increments of $500,000, up to $1,500,000 on or before April 30, 2013, beginning March 1, 2013. This amendment also includes a $15,000 restructuring fee that will be due upon loan maturity currently scheduled for October 1, 2014.

In May 2013, the Company and lender amended the loan and security agreement to defer an additional 2 months of principal payments contingent upon the receipt of bridge loan proceeds of $500,000 or more, on or before June 30, 2013. The principal payments were to be deferred and payable on August 1, 2013. This amendment also included a $10,000 restructuring fee that would be due upon loan maturity currently scheduled for October 1, 2014.

In July 2013, the Company and lender agreed to further amend the loan and security agreement to defer an additional 2 months of principal payments contingent upon the receipt of bridge loan proceeds of $500,000 or more, on or before August 28, 2013, and an additional month deferral provided a 2013 equity event was completed resulting in net cash proceeds of not less than $10 million from the sale of the Company’s equity securities consummated by September 27, 2013. Principal payments would be deferred and payable on October 1, 2013, provided both of these conditions were met. This amendment also included an additional restructuring fee of $10,000 that would be due upon loan maturity currently scheduled for October 1, 2014.

In September 2013, the Company and lender agreed to further amend the loan and security agreement to defer an additional 2 months of principal payments contingent upon the receipt of bridge loan proceeds of $500,000 or more on or before August 28, 2013 and another $500,000 or more on or before October 28, 2013. Principal payments would be deferred until December 1, 2013. This amendment also includes an additional $10,000 in restructuring fees that would be due upon maturity currently scheduled for October 1, 2014.

In November 2013, the Company and lender agreed to further amend the loan and security agreement to defer an additional 2 months of principal payments contingent upon the receipt of bridge loan proceeds of $500,000 or more on or before December 27, 2013 and upon the consummation of a 2014 equity event requiring the receipt of not less than $7 million in net cash proceeds by no later than January 24, 2014. Principal payments would be deferred until February 1, 2014. This amendment also includes an additional $10,000 in restructuring fees that would be due upon loan maturity currently scheduled for October 1, 2014.

In January 2014, the Company and lender agreed to further amend the loan and security agreement to defer an additional 2 months of principal payments contingent upon the receipt of bridge loan proceeds of $500,000 or more on or before February 25, 2014 and consummation of an equity event by April 25, 2014. This amendment includes an additional $5,000 restructuring fee for each month principal payments are deferred beginning February 1, 2014 through April 1, 2014, provided restructuring fees in this amendment shall not exceed $15,000.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

4.	Note Payable, continued

In February 2014, the Company and lender agreed to further amend the loan and security agreement to defer an additional 2 months of principal payments contingent upon the receipt of bridge loan proceeds of $500,000 or more on or before April 25, 2014 and consummation of an equity event by June 27, 2014. This amendment includes an additional $5,000 restructuring fee for each month principal payments are deferred beginning March 1, 2014 through June 1, 2014, provided restructuring fees in this amendment shall not exceed $20,000. This amendment also amended the January 2014 restructuring fee such that the January 2014 restructuring fee shall not exceed $5,000.

In June 2014, the Company and lender agreed to further amend the loan and security agreement such that the remaining 3 months of principal payments will be deferred until the maturity date of this term loan currently scheduled for October 1, 2014 when all unpaid principal and interest will be immediately due. This amendment also includes an additional $5,000 restructuring fee for each month principal payments are deferred beginning July 1, 2014 through September 1, 2014, provided restructuring fees in this amendment do not exceed $15,000 in total that will also be due upon the above mentioned maturity date of the loan. The Company recorded $40,814 as additional interest expense during the six months ended June 30, 2014 related to the $95,000 restructuring payment. The Company will continue to accrue the balance of the $95,000 cash restructuring payment over the remaining term of the loan using the effective interest rate method. As of December 31, 2013 and June 30, 2014, $27,288 and $68,102 was recorded as an accrued liability on the balance sheet relating to this payment.

The Agreement contains a material adverse change clause, as defined in the agreement, which would result in an event of default if the bank deems a material adverse change to have occurred to the Company’s business. The continuing liquidity issues the Company faces could be construed by the note holder as a material adverse change which could trigger an acceleration of all of the outstanding debt. As such, the Company has classified all of its outstanding debt balance as a current liability as of December 31, 2013 and June 30, 2014.

As of June 30, 2014, future minimum payments under the note payable are as follows:

Year Ending December 31,
2014	$1,597,196
1,597,196
Less: Amount representing interest	(125,398)
Present value of obligations	1,471,798
Less: Unamortized debt discount	(3,035)
1,468,763
Less: Notes payable, current portion	1,468,763
Notes payable, noncurrent portion	$-

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

5.	Related Party Convertible Bridge Notes

In May 2011 (“May 2011 note”), the Company issued a convertible promissory note in the amount of $1,000,000. The note bears an interest rate of 8% per annum. The May 2011 note was amended in June 2011 and September 2011 to issue another $1,000,000 on each amendment date, for an aggregate of $3,000,000. In conjunction with the notes, the Company issued a warrant to the investor to purchase Series B convertible preferred stock with a warrant coverage amount equal to 10% and 20% of the principal amount of the notes for the initial and subsequent closings, respectively. In April 2012, the principal and accrued interest of $3,188,494 on these notes were converted to 63,769,863 shares of Series B convertible preferred stock at a conversion price of $0.05 per share.

In November 2011 (“November 2011 note”), the Company issued a convertible promissory note for $250,000 in two closings during November 2011 and December 2011 for an aggregate of $500,000. The note bears an interest rate of 8%. In conjunction with the notes, the Company issued a warrant to investors to purchase Series B convertible preferred stock with a warrant coverage amount equal to 20% of the principal amount of the notes for each of the closings, respectively.

In January 2012 and March 2012, the Company amended the November 2011 notes to provide the sale and issuance of up to $500,000 of convertible promissory notes and warrants under the same terms as the original agreement. In three separate closings during January 2012, February 2012 and April 2012, convertible promissory notes totaling $1,000,000 were issued. In conjunction with the notes, the Company issued a warrant to investors to purchase Series B convertible preferred stock with a warrant coverage amount equal to 20% of the principal amount of the notes for each of the closings, respectively. The aggregate principal amount of the November 2011 notes including the January and March amendments was $1,500,000, prior to the conversion. In April, 2012, the principal and accrued interest of $1,521,474 on these notes were converted to 30,429,485 shares of Series B convertible preferred stock at a conversion price of $0.05 per share.

In April 2012, June 2012 and July 2012, the Company issued an aggregate of 171,199,348 shares of Series B convertible preferred stock at a purchase price of $0.05 per share, which included 94,199,348 shares being issued upon the conversion of principal and accrued interest of $4,709,968 on the May 2011 notes and November 2011 notes.

In November 2012, the Company issued $1,000,000 in convertible promissory notes to related parties. The notes accrue interest at 8% per annum and mature at the earlier of i) the date upon which the majority note holders demand repayment after May 15, 2013 or ii) the date of the closing of a qualified financing in which the Company issues common or preferred stock for gross proceeds of not less than $5,000,000. As of December 31, 2013 and June 30, 2014, the outstanding principal balance was $1,000,000. Because the holders have the ability to demand repayment after May 15, 2013, the Company has classified all of the outstanding debt balance and related accrued interest of $88,986 and $128,658 as a current liability as of December 31, 2013 and June 30, 2014, respectively.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

5.	Related Party Convertible Bridge Notes, continued

On February 13, 2013, the Company entered into a note purchase agreement (“2013 Note Purchase Agreement”) with related parties to which it was authorized to issue and sell convertible promissory notes up to $1,500,000 in the aggregate, of which $1,000,000 was issued. These notes were intended as bridge financing to a planned alternative public offering (“APO”) in the second quarter of 2013. The notes accrue interest at 8% per annum and mature at the earlier of the date upon which the majority note holders demand repayment after August 13, 2013 or the date of the closing of a qualified financing in which the Company issues common or preferred stock for gross proceeds of not less than $5,000,000 excluding the conversion of these notes and the November 2012 notes. The notes convert into the number of shares equal to the principal and unpaid accrued interest divided by the conversion price, which is defined as 80% of the purchase price in the qualified financing. If the Company does not execute a qualified financing, the holders may elect conversion of the notes prior to the maturity date of August 13, 2013. Under the elective conversion, the notes convert into the number of the next equity financing shares or shares of Series B convertible preferred stock that are equal to the principal and the unpaid accrued interest divided by the conversion price. The conversion price is defined as 80% of the price paid by the investors in the next equity financing series or $0.05, if the notes are converted into the Series B convertible preferred stock. In April 2013, the Company completed another closing of the 2013 Note Purchase Agreement for $500,000. On June 3, 2013, the Company entered into an amendment to the 2013 Note Purchase Agreement to increase the total amount of the convertible promissory notes up to $2,000,000 in the aggregate if issued before June 30, 2013. In June 2013, the Company completed another closing of the 2013 Note Purchase Agreement for $500,000. On August 7, 2013, the Company entered into an amendment to the 2013 Note Purchase Agreement to increase the total amount of the convertible promissory notes up to $2,500,000 in the aggregate if issued before August 28, 2013. In August 2013, the Company completed another closing of the 2013 Note Purchase Agreement for $500,000. As of December 31, 2013 and June 30, 2014, the outstanding principal balance was $2,500,000. Because the holders have the ability to demand repayment after August 13, 2013, the Company has classified all of the outstanding debt balance and related accrued interest of $130,466 and $229,644 as a current liability as of December 31, 2013 and June 30, 2014, respectively.

On September 27, 2013, the Company entered into a note purchase agreement (“September 2013 Note Purchase Agreement”) with related parties to which it was authorized to issue and sell convertible promissory notes up to $500,000 in the aggregate. These notes were intended as bridge financing to a planned alternative public offering (“APO”) in the third quarter of 2013. The notes accrue interest at 8% per annum and mature at the earlier of the date upon which the majority note holders demand repayment after March 31, 2014 or the date of the closing of a qualified financing in which the Company issues common or preferred stock for gross proceeds of not less than $5,000,000 excluding the conversion of these notes, the November 2012 notes and the 2013 Note Purchase Agreement. The notes convert into the number of shares equal to the principal and unpaid accrued interest divided by the conversion price, which is defined as 70% of the purchase price in the qualified financing. If the Company does not execute a qualified financing, the holders may elect conversion of the notes prior to the maturity date of March 31, 2014. Under the elective conversion, the notes convert into the number of the next equity financing shares or shares of Series B convertible preferred stock that are equal to the principal and the unpaid accrued interest divided by the conversion price. The conversion price is defined as 70% of the price paid by the investors in the next equity financing series or $0.05, if the notes are converted into the Series B convertible preferred stock. As of December 31, 2013 and June 30, 2014, the outstanding principal balance was $500,000. Because the holders have the ability to demand repayment after March 31, 2014, the Company has classified all of the outstanding debt balance and related accrued interest of $10,411 and $30,247 as a current liability as of December 31, 2013 and June 30, 2014, respectively.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

5.	Related Party Convertible Bridge Notes, continued

On November 12, 2013, the Company entered into a note purchase agreement (“November 2013 Note Purchase Agreement”) with related parties to which it was authorized to issue and sell convertible promissory notes up to $500,000 in the aggregate. These notes were intended as bridge financing to a planned alternative public offering (“APO”) in the fourth quarter of 2013. The notes accrue interest at 8% per annum and mature at the earlier of the date upon which the majority note holders demand repayment after March 31, 2014 or the date of the closing of a qualified financing in which the Company issues common or preferred stock for gross proceeds of not less than $5,000,000 excluding the conversion of these notes, the November 2012 notes and the 2013 Note Purchase Agreement. The notes convert into the number of shares equal to the principal and unpaid accrued interest divided by the conversion price, which is defined as 70% of the purchase price in the qualified financing. If the Company does not execute a qualified financing, the holders may elect conversion of the notes prior to the maturity date of March 31, 2014. Under the elective conversion, the notes convert into the number of the next equity financing shares or shares of Series B convertible preferred stock that are equal to the principal and the unpaid accrued interest divided by the conversion price. The conversion price is defined as 70% of the price paid by the investors in the next equity financing series or $0.05, if the notes are converted into the Series B convertible preferred stock. As of December 31, 2013 and June 30, 2014, the outstanding principal balance was $500,000. Because the holders have the ability to demand repayment after March 31, 2014, the Company has classified all of the outstanding debt balance and related accrued interest of $5,370 and $25,205 as a current liability as of December 31, 2013 and June 30, 2014, respectively.

On December 27, 2013, the Company entered into a note purchase agreement (“December 2013 Note Purchase Agreement”) with related parties to which it was authorized to issue and sell convertible promissory notes up to $375,000 in the aggregate. These notes were intended as bridge financing to a planned alternative public offering (“APO”) in the first quarter of 2014. The notes accrue interest at 9% per annum and mature at the earlier of the date upon which the majority note holders demand repayment after March 31, 2014 or the date of the closing of a qualified financing in which the Company issues common or preferred stock for gross proceeds of not less than $5,000,000 excluding the conversion of these notes, the November 2012 notes and the 2013 Note Purchase Agreement. The notes convert into the number of shares equal to the principal and unpaid accrued interest divided by the conversion price, which is defined as 70% of the purchase price in the qualified financing. If the Company does not execute a qualified financing, the holders may elect conversion of the notes prior to the maturity date of March 31, 2014. Under the elective conversion, the notes convert into the number of the next equity financing shares or shares of Series B convertible preferred stock that are equal to the principal and the unpaid accrued interest divided by the conversion price. The conversion price is defined as 70% of the price paid by the investors in the next equity financing series or $0.05, if the notes are converted into the Series B convertible preferred stock. As of December 31, 2013 and June 30, 2014, the outstanding principal balance was $375,000. Because the holders have the ability to demand repayment after March 31, 2014, the Company has classified all of the outstanding debt balance and related accrued interest of $370 and $17,106 as a current liability as of December 31, 2013 and June 30, 2014, respectively.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

5.	Related Party Convertible Bridge Notes, continued

On March 5, 2014, the Company entered into a note purchase agreement in which it was authorized to issue and sell convertible promissory notes up to $1,250,000 in the aggregate of which $200,000 was issued. In June 2014, the Company completed another closing for $1,050,000. As of June 30, 2014 the outstanding principal balance was $1,250,000. The notes accrue interest at 9% per annum and will convert into a subsequent equity financing, which the Company expects to complete in September 2014. Because the holders have the ability to demand repayment after March 31, 2014, the Company has classified all of the outstanding debt balance and related accrued interest of $15,040 as a current liability as of June 30, 2014.

Pursuant to the Company’s amendment to the note purchase agreement dated November 20, 2012, effective February 13, 2013, the above notes payable would be redeemable upon a change of control of the Company at an amount equal to 300% of the outstanding principal amount and accrued and unpaid interest on the notes as of the time of a change of control. A change of control will occur in the event the Company enters into a transaction where the holders of the voting securities no longer own a majority of the total outstanding voting securities once the transaction is completed or a disposition of substantially all assets occurs. The sale of stock for capital raising purposes or an alternative public offering involving a reverse merger into a public shell company for capital raising purposes is excluded from the Company’s definition of a change of control. The Company has determined that the value of this provision is not material and as such has not recorded a liability on the Company’s condensed financial statements as of December 31, 2013 and June 30, 2014.

6.	Commitments and Contingencies

Operating Lease

In January 2012, the Company relocated and entered into a lease agreement for a new facility. The new lease commenced in March 2012 and will terminate in February 2015. Rent expense for the six months ended June 30, 2013 and 2014 was $85,573 and $85,573, respectively.

As of June 30, 2014, future minimum payments under the lease are as follows:

Year Ending December 31,
2014	$92,856
2015	30,952
Total minimum lease payments	$123,808

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

6.	Commitments and Contingencies, continued

Indemnification Agreements

The Company enters into standard indemnification arrangements in the ordinary course of business. Pursuant to these arrangements, the Company indemnifies, holds harmless and agrees to reimburse the indemnified parties for losses suffered or incurred by the indemnified party, in connection with performance of services within the scope of the agreement, breach of the agreement by the Company, or noncompliance of regulations or laws by the Company, in all cases provided the indemnified party has not breached the agreement and/or the loss is not attributable to the indemnified party’s negligence or willful malfeasance. The term of these indemnification agreements is generally perpetual any time after the execution of the agreement. The maximum potential amount of future payments the Company could be required to make under these arrangements is not determinable. The Company has never incurred costs to defend lawsuits or settle claims related to these indemnification agreements. As a result, the Company believes the estimated fair value of these agreements is minimal.

Contingencies

From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of business activities. The Company accrues a liability for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated.

7.	Common Stock

In April 2012, the Company amended and restated its Certificate of Incorporation to increase the number of authorized common stock to 612,000,000 shares. The common stockholders, voting as a separate class, are entitled to elect one member of the Company’s Board of Directors. The preferred stockholders also have rights to elect two members of the Board of Directors. Pursuant to these rights, both classes of stock will vote together as one class to elect all remaining directors. The holders of common stock are also entitled to receive dividends whenever funds are legally available, as, when, and if declared by the Board of Directors. As of June 30, 2014, no dividends have been declared to date. Additionally, shares of common stock were issued under restricted stock purchase agreements. These shares are subject to a right of repurchase by the Company, which typically lapses over a four year period. In June 2009, the Company repurchased 565,833 shares of common stock. As of December 31, 2013 and June 30, 2014, there were 666 and zero shares of common stock, respectively, subject to repurchase.

As of June 30, 2014, the Company had reserved common stock for future issuance as follows:

Conversion of Series A convertible preferred stock	291,132,257
Conversion of Series B convertible preferred stock	171,199,348
Exercise of options under stock plan	42,205,503
Issuance of options under stock plan	39,389,951
Exercise and conversion of convertible preferred stock warrants	24,299,964
568,227,023

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

8.	Convertible Preferred Stock

In April 2012, the Company amended and restated its Certificate of Incorporation to decrease the number of authorized Series A convertible preferred stock (“Series A”) to 24,543,626 and create a new series of preferred stock, to be designated Series B convertible preferred stock (“Series B”), consisting of 227,000,000 authorized shares.

The holders of preferred stock have various rights and preferences as follows:

Dividends

The preferred stockholders are entitled to receive, when and as declared by the Board of Directors, out of funds legally available, cash dividends in the amount of $0.0488 and $0.004, respectively, per share, per year for each share of Series A and Series B outstanding in preference and priority to any declaration or payment of any distribution on common stock in such calendar year. These dividends are noncumulative. No distributions shall be made to common stock unless all declared dividends on preferred stock have been paid or set aside for payment. No dividends have been declared to date.

Liquidation

Upon liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A and Series B are entitled to receive an amount per share equal to the original issuance price for the preferred stock (as adjusted for any stock dividends, stock splits or recapitalization and similar events), plus all declared and unpaid dividends thereon to the date fixed for such distribution. If upon the liquidation event, there are insufficient funds to permit the payment to stockholders of the full preferential amounts, then the entire assets and funds of the Company will be distributed ratably among the holders of preferred stock.

Conversion

At the option of the holder thereof, each share of preferred stock shall be convertible, at the option of the holder at any time after the date of issuance into fully paid and non-assessable shares of common stock as determined by dividing the applicable original issue price for such series by the conversion price for such series. The conversion price is $0.05 for Series A and Series B.

Each share of preferred stock shall automatically be converted into shares of common stock at their respective conversion price immediately upon the earlier of (A) immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to a registration statement under the Securities Act of 1933 covering the offering and sale of the Company’s common stock provided the aggregate gross proceeds to the Company and/or selling stockholders are not less than $30,000,000 prior to underwriters’ commissions and expenses, or (B) upon receipt of a written request for conversion from the holders of a majority of the voting power of the outstanding shares of preferred stock.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

8.	Convertible Preferred Stock

Voting

Each holder of preferred stock shall be entitled to the number of votes equal to the number of shares of common stock into which such holder’s shares of preferred stock could be converted as of the record date. The holders of shares of the preferred stock shall be entitled to vote on all matters on which the common stock shall be entitled to vote. The holders of preferred stock, voting as a separate class, shall be entitled to elect two members of the Board of Directors. The holders of common stock, voting as a separate class, shall be entitled to elect one member of the Board of Directors. Any additional members of the Board of Directors shall be elected by the holders of common stock and preferred stock, voting together as a single class.

Warrants for Convertible Preferred Stock

In connection with the loan and security agreement entered into in December 2008, the Company issued a warrant to purchase a total of 196,721 shares of Series A at an exercise price of $0.61 per share. The warrant has a contractual life of ten years and is exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrant on the date of issuance to be $53,863 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 79%, risk free interest rate of 2.7% and a contractual life of ten years. The warrant expires on December 2, 2018. The fair value of the warrant was recorded as a debt issuance cost in other assets and was amortized to interest expense over the draw down term of the loan. The entire amount of the warrant was amortized to interest expense in the year ended December 31, 2008. The fair value of the warrant was re-measured as of June 30, 2013 and 2014 and ($2,164) and $8,066 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

In connection with the Series A offering in 2009, the Company issued warrants to purchase 245,900 shares of Series A for $0.61 per share in April 2009. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the fair value of the warrants on the date of issuance to be $70,082 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 79%, risk free interest rate of 2.8% and a contractual life of ten years. The warrants expire on April 2, 2019. The fair value of the warrants was recorded as an equity issuance cost. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and ($492) and $9,836 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

In connection with the loan and security agreement entered into in November 2010, the Company issued a warrant to purchase a total of 163,934 shares of Series A at an exercise price of $0.61 per share. The warrant has a contractual life of ten years and is exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrant on the date of issuance to be $46,721 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 79%, risk free interest rate of 2.9% and a contractual life of ten years. The warrant expires on November 19, 2020. The fair value of the warrant was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrant was re-measured as of June 30, 2013 and 2014 and ($656) and $983 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

8.	Convertible Preferred Stock, continued

Warrants for Convertible Preferred Stock, continued

In connection with the loan and security agreement entered into in April 2012, the Company issued a warrant to purchase a total of 73,770 shares of Series A at an exercise price of $0.61 per share. The warrant has a contractual life of ten years and is exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrant on the date of issuance to be $27,443 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 92%, risk free interest rate of 1.98% and a contractual life of ten years. The warrant expires on April 19, 2022. The fair value of the warrant was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrant was re-measured as of June 30, 2013 and 2014 and $1,255 and $2,951 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

In May 2011, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 2,000,000 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $84,000 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 3.2% and a contractual life of ten years. The warrants expire on May 9, 2021. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and $4,000 and $2,000 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

In June 2011, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 4,000,000 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $168,000 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 3.2% and a contractual life of ten years. The warrants expire on June 30, 2021. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2014 and $4,000 was recorded to other income (expense), net, for each of the six months ended June 30, 2013 and 2014.

In September 2011, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 4,000,000 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $168,000 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 2.0% and a contractual life of ten years. The warrants expire on September 9, 2021. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and $4,000 and $0 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

8.	Convertible Preferred Stock, continued

Warrants for Convertible Preferred Stock, continued

In November 2011, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 1,000,000 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $42,000 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 2.1% and a contractual life of ten years. The warrants expire on November 30, 2021. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and $1,000 was recorded to other income (expense), net, for each of the six months ended June 30, 2013 and 2014.

In December 2011, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 1,000,000 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $41,000 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 1.8% and a contractual life of ten years. The warrants expire on December 19, 2021. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and $1,000 was recorded to other income (expense), net, for each of the six months ended June 30, 2013 and 2014.

In January 2012, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 910,445 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $37,328 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 1.8% and a contractual life of ten years. The warrants expire on January 31, 2022. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and $1,821 and $3,642 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

In February 2012, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 738,535 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $31,018 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 1.98% and a contractual life of ten years. The warrants expire on February 27, 2022. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and $1,477 and $2,955 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

8.	Convertible Preferred Stock, continued

Warrants for Convertible Preferred Stock, continued

In April 2012, in connection with the issuance of convertible promissory notes, the Company issued warrants to purchase 2,351,019 shares of Series B at an exercise price of $0.05 per share. The warrants have a contractual life of ten years and are exercisable immediately in whole or in part, on or before ten years from the issuance date. The Company determined the value of the warrants on the date of issuance to be $98,743 using the Black-Scholes option pricing model. Assumptions used were dividend yield of 0%, volatility of 84%, risk free interest rate of 2.0% and a contractual life of ten years. The warrants expire on April 16, 2022. The fair value of the warrants was recorded as a debt discount and will be amortized to interest expense over the life of the loan. The fair value of the warrants was re-measured as of June 30, 2013 and 2014 and $4,702 and $7,053 were recorded to other income (expense), net, for the six months ended June 30, 2013 and 2014, respectively.

Convertible preferred stock warrants outstanding as of December 31, 2013 were as follows:

				Number of
				Shares
	Series			Outstanding
	Exercisable	Expiration	Exercise	Under	Fair
Issuance Date	for	Date	Price	Warrants	Value

December 2008	Series A	December 2, 2018	$0.61	196,721	$44,066
April 2009	Series A	April 2, 2019	0.61	245,900	58,278
November 2010	Series A	November 19, 2020	0.61	163,934	46,393
May 2011	Series B	May 6, 2021	0.05	2,000,000	54,000
June 2011	Series B	June 30, 2021	0.05	4,000,000	108,000
September 2011	Series B	September 9, 2021	0.05	4,000,000	108,000
November 2011	Series B	November 30, 2021	0.05	1,000,000	28,000
December 2011	Series B	December 19, 2021	0.05	1,000,000	28,000
January 2012	Series B	January 31, 2022	0.05	910,445	28,224
February 2012	Series B	February 28, 2022	0.05	738,535	22,895
April 2012	Series B	April 16, 2022	0.05	2,351,019	72,882
April 2012	Series A	April 19, 2022	0.61	73,770	24,934
				16,680,324	$623,672

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

8.	Convertible Preferred Stock, continued

Warrants for Convertible Preferred Stock, continued

Convertible preferred stock warrants outstanding as of June 30, 2014 were as follows:

				Number of
				Shares
	Series			Outstanding
Issuance	Exercisable	Expiration	Exercise	Under	Fair
Date	for	Date	Price	Warrants	Value

December 2008	Series A	December 2, 2018	$0.61	196,721	$36,000
April 2009	Series A	April 2, 2019	0.61	245,900	48,442
November 2010	Series A	November 19, 2020	0.61	163,934	45,410
May 2011	Series B	May 6, 2021	0.05	2,000,000	52,000
June 2011	Series B	June 30, 2021	0.05	4,000,000	104,000
September 2011	Series B	September 9, 2021	0.05	4,000,000	108,000
November 2011	Series B	November 30, 2021	0.05	1,000,000	27,000
December 2011	Series B	December 19, 2021	0.05	1,000,000	27,000
January 2012	Series B	January 31, 2022	0.05	910,445	24,582
February 2012	Series B	February 28, 2022	0.05	738,535	19,940
April 2012	Series B	April 16, 2022	0.05	2,351,019	65,829
April 2012	Series A	April 19, 2022	0.61	73,770	21,983
				16,680,324	$580,186

9.	Stock Option Plan

In February 2006, the Company adopted the 2006 Stock Option Plan (the “Plan”) under which the Board of Directors may issue incentive and nonqualified stock options to employees, directors, and consultants. The Board of Directors has the authority to determine to whom options will be granted, the number of options, the term and the exercise price. If an individual owns stock representing more than 10% of the outstanding shares, the price of each option shall be at least 110% of the fair market value, as determined by the Board of Directors. The exercise price of an incentive stock option and a nonqualified stock option shall not be less than 100% and 85%, respectively, of the fair market value of the common stock on the date of grant. All options granted have a term of ten years other than options granted to individuals holding more than 10% of the outstanding shares which have a term of five years. Options granted generally vest over four years.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

9.	Stock Option Plan

Activity under the Plan is as follows:

		Outstanding Options
				Weighted-
	Shares		Weighted-	Average
	Available	Number	Average	Remaining
	for	of	Exercise	Contractual
	Grant	Shares	Price	Term (years)

Balances as of December 31, 2012	36,807,350	44,788,104	0.01	9.74
Options granted	(11,873,890)	11,873,890	0.01
Options cancelled	11,515,876	(11,515,876)	0.01
Balances as of December 31, 2013	36,449,336	45,146,118	0.01	8.80

Options cancelled	2,940,615	(2,940,615)
Balances as of June 30, 2014	39,389,951	42,205,503	0.01	8.31

Options vested and expected to vest as of June 30, 2014		41,019,379	$0.01	8.31

Options vested as of June 30, 2014		22,436,772	$0.01	8.22

The options outstanding and exercisable as of June 30, 2014 are as follows:

	Options Outstanding		Options Vested
		Weighted-
		Average		Weighted-
		Remaining		Average
Exercise	Number	Contractual	Number	Exercise
Price	Outstanding	Life (Years)	of Options	Price

$0.001	40,000	2.46	40,000	$0.001
0.06	917,750	5.10	896,916	0.06
0.15	414,833	7.48	394,000	0.15
0.01	40,832,920	8.40	21,015,856	0.01
	42,205,503	8.31	22,346,772	$0.01

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

9.	Stock Option Plan, continued

Stock-Based Compensation Associated with Awards to Employees

During the six months ended June 30, 2013, the Company granted stock options to employees to purchase 11,788,890 shares of common stock with a weighted-average grant date fair value of $0.01 per share. The Company did not grant any stock options to employees during the six months ended June 30, 2014. Stock-based compensation expense recognized during the six months ended June 30, 2013 and 2014 includes compensation expense for stock-based awards granted to employees of $58,078 and $27,645, respectively. As of June 30, 2014, there were total unrecognized compensation costs of $101,930 related to these stock options. These costs are expected to be recognized over a period of approximately 1.32 years. The aggregate intrinsic value of options outstanding and exercisable as of December 31, 2013 and June 30, 2014 was $320. There were no options exercised during the six months ended June 30, 2013 and 2014.

The Company estimated the fair value of stock options using the Black-Scholes option pricing model. The fair value of employee stock options is being amortized on a straight-line basis over the requisite service period of the awards. The fair value of employee stock options granted was estimated using the following assumptions:

For the Six Months Ended
June 30, 2013

Expected term	5.00 years
Expected volatility	67%
Risk-free interest rate	0.80% - 0.88%
Dividend yield	0%

Expected Term

The expected term of stock options represents the weighted-average period the stock options are expected to remain outstanding. The Company derived the expected term based on expected terms for similar entities, referred to as “guideline” companies, as the Company did not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment termination behavior. In evaluating similarity, the Company considered factors such as industry, stage of life cycle and size.

Volatility

Since the Company is a private entity with no historical data regarding the volatility of its common stock, the expected volatility used is based on volatility of similar entities, referred to as “guideline” companies. In evaluating similarity, the Company considered factors such as industry, stage of life cycle and size.

Risk-Free Interest Rate

The risk-free rate is based on U.S. Treasury zero-coupon issues with remaining terms similar to the expected term on the options.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

9.	Stock Option Plan, continued

Stock-Based Compensation Associated with Awards to Employees, continued

Dividend Yield

The Company has never declared or paid any cash dividends and does not plan to pay cash dividends in the foreseeable future, and, therefore, used an expected dividend yield of zero in the valuation model.

Forfeitures

The Company estimates forfeitures at the time of grant and revises those estimates in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option forfeitures and record stock-based compensation expense only for those awards that are expected to vest. All stock-based payment awards are amortized on a straight-line basis over the requisite service periods of the awards, which are generally the vesting periods. If the Company’s actual forfeiture rate is materially different from its estimate, the stock-based compensation expense could be significantly different from what the Company has recorded in the current period.

Stock-Based Compensation for Nonemployees

During the six months ended June 30, 2013, the Company granted options to purchase 85,000 shares of common stock to nonemployees. The Company did not grant any stock options to nonemployees during the six months ended June 30, 2014. Stock-based compensation expense related to stock options granted to nonemployees is recognized as the stock options are earned. The Company believes that the fair value of the stock options is more reliably measurable than the fair value of the services received. The stock-based compensation expense will fluctuate as the estimated fair value of the common stock fluctuates. During the six months ended June 30, 2013 and 2014, the Company recorded ($8,362) and $2,652, respectively, of stock-based compensation expense related to nonemployees. The fair value of nonemployee stock options granted was estimated using the following assumptions:

For the Six Months
Ended
June 30, 2013

Contractual term (in years)	3 - 10
Expected volatility	67%
Risk-free interest rate	0.66% - 2.52%
Dividend yield	0%

10.	Income Taxes

As of June 30, 2014, the Company had net operating loss carry-forwards of approximately $11,290,000 and $11,278,000 available to offset future taxable income, if any, for both federal and California state income tax purposes, respectively. The Company’s federal and state net operating loss carry-forwards begin to expire in 2027 and 2016, respectively, and valuation allowances have been provided, where necessary.

Utilization of the net operating loss carry-forward may be subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss before utilization.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

10.	Income Taxes, continued

All of the Company’s tax years will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss or credits.

11.	Related Party Transactions

In June 2006, the Company entered into a Development and Manufacturing Agreement with Stellartech Research Corporation (the “Agreement”). The Agreement was amended on October 4, 2007. Under the Agreement, the Company agreed to purchase 300 units of generators manufactured by Stellartech. In conjunction with the Agreement, Stellartech purchased 300,000 shares of common stock at par value. These shares are subject to a right of repurchase by the Company, which lapse over a four-year period. As of December 31, 2012, none of the shares of common stock were subject to repurchase. Under the Agreement, the Company has paid Stellartech $33,000 and $163,338 for goods and services in the six months ended June 30, 2013 and 2014, respectively, which is included in the research and development expenses on the condensed statements of operations.

In April 2012, the Viveve-Parmer Arbitration (a dispute between the Company and its original Chief Executive Officer) was settled and resulted in the award and judgment in favor of Dr. Parmer. In accordance with the Settlement Agreement and General Release, the Company paid Dr. Parmer $1,000,000, less applicable withholdings (payment executed April 20, 2012), issued a subordinated unsecured note of $150,000 payable in three equal installments on March 31, 2013, June 30, 2013 and September 30, 2013, all of which were paid, and issued 754,635 shares of restricted common stock. In addition, if the Company closes an equity financing, the Company shall issue Dr. Parmer a number of shares equal to $150,000 divided by the price per share.

In June 2012, the Company entered into a Supply and Purchase Agreement with Donna Bella International, Limited (“Donna Bella”). Under the agreement, Donna Bella will have exclusivity to purchase the Company’s products in Hong Kong, provided Donna Bella purchases $1,000,000 of the Company’s Series B. In addition, Donna Bella will have exclusivity to purchase the Company’s products in China, provided that (a) Donna Bella purchases $1,000,000 of the Company’s Series B and (b) the Company obtains registration with the State Food and Drug Administration (“SFDA”) for its products with the assistance of Donna Bella. The parties agree to negotiate minimum purchases for the China market upon receipt of SFDA clearance. Donna Bella agrees to designate a subsidiary of Donna Bella in China with legal independent legal standing, to assist the Company in obtaining the registration with SFDA at Donna Bella’s subsidiary’s cost. Such designated subsidiary of Donna Bella shall start the registration process on behalf of the Company immediately after the signing of this agreement, subject to the request of and approval by the Company. In July 2012, Donna Bella purchased $1,000,000 of the Company’s Series B.

On March 14, 2013, the Company entered into a Separation and Release Agreement with a former executive officer (the “Separation Agreement”). In accordance with the terms and conditions of the Separation Agreement, the employee resigned as an officer of the Company and observer to the Company’s Board of Directors. The Company made severance payments equal to an aggregate of $271,346 (the “Severance Payment”) which was paid follows: (1) $25,000 for each month for the ten months following April 15, 2013 (the “Separation Date”) and (2) $21,346 for the 11th month following the Separation Date which was paid on May 9, 2014.

Continued

Viveve, Inc.

Notes to Condensed Financial Statements

as of June 30, 2014 and December 31, 2013 and for the three

and six months ended June 30, 2013 and 2014

____________

11.	Related Party Transactions, continued

In addition to the above, an aggregate of 5,278,330 options of the 11,015,646 options previously granted to the former executive officer vested effective as of the Separation Date. The former executive officer agreed to release and discharge the Company from any and all claims, debts, obligations or liabilities, known and unknown, which relate to employment with the Company or the termination of that employment.

12.	Subsequent Events

On July 7, 2014, the private financing to be raised in connection with the merger agreement described in Note 1 of this report was further expanded to include an additional $250,000 in convertible notes which accrue interest at 9% per annum and will convert into a subsequent equity financing, which the Company expects to complete in September 2014.

On August 8, 2014, the Company and PLC executed an amendment to the Merger Agreement which provided that any non-accredited equity holders of the Company would receive cash consideration (as defined in the Merger Agreement) as opposed to PLC shares.

PLC filed a definitive proxy statement on August 11, 2014 with the SEC in connection with the Merger Agreement discussed in Note 1.

The Company has evaluated all events occurring subsequent to June 30, 2014 through August 18, 2014, the date these accompanying financials were available to be issued and did not identify any additional material recognizable subsequent events.